Tidal ETF Trust N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal ETF Trust for the period ended January 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal ETF Trust for the stated period.

/s/ Eric W. Falkeis	/s/ Aaron J. Perkovich
Eric W. Falkeis President/Principal Executive Officer, Tidal ETF Trust	Aaron J. Perkovich Treasurer/Principal Financial Officer, Tidal ETF Trust
Dated: April 9, 2025	Dated: April 9, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.